SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           ---------------------------


                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 20, 1997

                        Lexmark International Group, Inc.
                        ---------------------------------

             (Exact name of registrant as specified in its charter)

      Delaware                      1-14050                       22-3074422
      --------                      -------                       ----------
(State or other jurisdiction     (Commission                    (IRS Employer
     of incorporation)             File No.)                 Identification No.)


    One Lexmark Centre Drive, Lexington, Kentucky                       40550
    ---------------------------------------------                       -----
     (Address of principal executive offices)                            (Zip
                                                                         code)





           Registrant's telephone number, including area code:  (606) 232-2000



          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.           Other Events.

                  On October 20, 1997, the Registrant issued the attached press release announcing its financial results for the three months and nine months ended September 30, 1997.



Item 7.           Financial Statements and Exhibits.

                  (c)  Exhibits

                         Exhibit 20 - Press Release dated October 20, 1997.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.




                                             LEXMARK INTERNATIONAL GROUP, INC.



                                             By:  /s/ David L. Goodnight
                                                  ----------------------
                                                  David L. Goodnight
                                                  Corporate Controller


Date:  October 20, 1997


                                       3